Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,932.79
Total Transaction Valuation	42,960,115.00
Total Offset Amount	0.00
Net Fee	$ 5,932.79